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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
QUALTON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Qualton, Inc.
Dante 17
Colonia Anzures
México, D.F. 11590
Tel: 011-525-093-1900

September 11, 2001

Dear Stockholder:

    You are cordially invited to attend the Company's 2001 Annual Meeting of Stockholders to be held on October 11, 2001.

    The meeting will begin promptly at 12:00 p.m., local time, at the offices of Qualton, Inc. located at Dante 17, Colonia Anzures, México, D.F. 11590. The official Notice of Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

    The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

    Members of the Board of Directors and management look forward to greeting personally those stockholders who are able to attend the meeting.

                      Sincerely,

                      Bernardo Domínguez Cereceres
                       Chairman of the Board

QUALTON, INC.
Dante 17
Colonia Anzures
México, D. F. 11590
Tel: 011-525-093-1900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 11, 2001

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Qualton, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at Dante 17, Colonia Anzures, México, D.F., on October 11, 2001, at 12:00 p.m., local time, for the following purposes:

  1.
  To elect the Company's Board of Directors;

  2.
  To ratify the selection of Stark Tinter & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

  3.
  To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on August 27, 2001 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person.

                      By Order of the Board of Directors

                      Pablo Macedo
                       Secretary

Mexico City, D.F.,
September 11, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

Qualton, Inc.

Proxy Statement
for
Annual Meeting of Stockholders
to be held on October 11, 2001

Qualton, Inc.
Dante 17
Colonia Anzures
México, D.F. 11590
Tel: 011-525-093-1900

Proxy Statement
for
Annual Meeting of Stockholders
to be held on October 11, 2001

General Information

    Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of Qualton, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held at the Company's offices located at Dante 17, Colonia Anzures, México, D.F., on October 11, 2001, at 12:00 p.m., local time (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about September 11, 2001.

    The shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted:

    "FOR" the election of the directors to the Board; and

    "FOR" the ratification of the selection of Stark Tinter & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2001.

    A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

    Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

    Only holders of shares of Common Stock of record as of the close of business on August 27, 2001 (the "Record Date") are entitled to vote at the Meeting. On the Record Date, 289,800,704 shares of Common Stock (collectively, the "Shares") were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

Quorum; Broker Non-votes; Abstentions

    The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are treated as Shares entitled to vote at the Meeting with respect to such proposal.

    Broker non-votes, or Shares held by a broker or nominee that are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular purpose, will be counted in determining whether a quorum is present at the Meeting.

    Directors are elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any Shares not voted, whether by abstention, broker non-votes or otherwise, will not impact the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes.

    The ratification of the selection of Stark Tinter & Associates, LLC as the independent auditors of the Company for the fiscal year ending December 31, 2001 requires the approval of a majority of votes cast at the Meeting. In determining whether this proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

Revocability of Proxy

    A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted:

    "FOR" the election of the directors to the Board; and

    "FOR" the ratification of the selection of Stark Tinter & Associates, LLC, as the independent auditors of the Company for the fiscal year ending December 31, 2001.

PROPOSAL ONE
ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

    The Board currently consists of four (4) directors. At the Meeting, the stockholders will elect four (4) directors to the Board who will hold office until their respective successors are duly elected and qualified at the next Annual Meeting of Stockholders. The Board has nominated Bernardo Domínguez Cereceres, Pablo Macedo, Jaime Serra and Jorge López Núñez as the four (4) directors to be elected at the Meeting.

    Management knows of no reason why any of these director nominees would be unable or unwilling to serve. However, in the event that any director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee.

Information Regarding Director Nominees

    The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the four (4) director nominees, each of whom is currently a director of the Company. Information as to the stock ownership of each director nominee and all current directors and executive officers of the Company as a group is set forth below under "Securities Ownership of Certain Beneficial Owners and Management."

Name	Age	Principal Occupation for the Past Five Years and Other Directorships	Director Since
Bernardo Domínguez Cereceres	40	Mr. Domínguez Cereceres has served as Chief Executive Officer since August 2000. Mr. Domínguez Cereceres has served as Chairman of the Board since August 1996, when the Company completed the acquisition of certain real estate properties from ITD, S.A. de C.V., a variable capital corporation formed under the laws of Mexico formerly known as DSC, S.A. de C.V. Mr. Domínguez Cereceres is also Chairman of the Board of Qualton Hotels & Resorts Corporation, Qualton Group Corporation and DSC Corporation.	1996
Pablo Macedo	71	Mr. Macedo has served as a director of the Company since June 1999, as Secretary since August 1996 and as President since August 2000. Mr. Macedo has been Corporate Vice Chairman of ITD, S.A. de C.V. from 1992 to present. From 1984 to 1992, he was Chief Executive Officer of Promociones Turisticas Banamex, S.A. de C.V.	1999

Jaime Serra	57
		Mr. Serra served as Chief Executive Officer from June 1999 to August 2000, served as Acting Chief Financial Officer from January 2000 to August 2000, has served as Chief Financial Officer since August 2000 and as a director since June 1999. From 1995 to 1998, Mr. Serra also served as a financial and management advisor for Grupo Asesor Méxicano, S.C. Since March 1998, Mr. Serra has served as Administrative Partner of Urbaterra, S.C., a service provider company formed under the laws of Mexico. From January 1994 to 1995, Mr. Serra was the Technical Director of the Asociacion de Banqueros de México A.C., and from July 1985 to December 1993, he held various executive offices at Casa de Bolsa Arka, S.A. de C.V., Value Casa de Bolsa, S.A. and Casa de Bolsa, Cremi.	1999
Jorge López Núñez	63	Mr. López Núñez has served as a director of the Company since June 1999. Mr. López Núñez is a co-founder of ITD, S.A. de C.V. and has served as its Vice-Chairman since 1986. From 1984 to 1985, Mr. López Núñez was Operational and Energy Manager of Secretaría de Minas e Industria Paraestatal. From 1982 to 1984, he was Executive Vice President of Crédito Mexicano.	1999

Vote Required and Board Recommendation

    The four (4) director nominees receiving the highest number of affirmative votes of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for each of them will be elected as directors of the Company. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board's nominees. If any of the director nominees is unable or declines to serve as a director at the time of the Meeting, then the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees will be unable or will decline to serve as a director.

    THE BOARD RECOMMENDS A VOTE "FOR" THE FOUR (4) DIRECTOR NOMINEES ABOVE LISTED.

Information Concerning Executive Officers and Directors

    Information concerning the Company's current executive officers and directors is set forth below.

Name	Age	Position
Bernardo Domínguez Cereceres	40	Chairman of the Board and Chief Executive Officer
Pablo Macedo	71	President, Secretary and Director
Jaime Serra	57	Chief Financial Officer and Director
Jorge López Núñez	63	Director

    A description of the background of each of the Company's current executive officers and directors has been provided above under "Information Regarding Director Nominees."

Board of Directors

    The Company's Bylaws provide for a range of three to nine directors, with the current authorized number set at four (4). The Company's Certificate of Incorporation provides that the directors will hold office until their successors are duly elected and qualified. At each annual meeting of stockholders, the successor to each member of the Board whose term then expires will be elected to hold office until his respective successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause.

    Bernardo Domínguez Cereceres, Pablo Macedo, Jaime Serra and Jorge López Núñez currently serve as directors of the Company.

Board Meetings and Committees

    During the year ended December 31, 2000, the Board held five (5) meetings, which were attended by all of the directors.

    During 2000, the Board had an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee or a committee that performs equivalent functions of a Nominating Committee. The Audit Committee, composed of Messrs. Domínguez Cereceres and Macedo, is responsible for overseeing and establishing controls for reviewing the Company's financial statements, accounting and financial policies. The Audit Committee did not hold any meetings during 2000. The Compensation Committee, composed of Messrs. Domínguez Cereceres, López Núñez and Serra, is responsible for reviewing and approving, within its authority, compensation, benefits, training and other human resource policies. The Compensation Committee did not hold any meetings during 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) under the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, the Company's officers, directors and greater than ten-percent stockholders have filed all applicable Section 16(a) filing requirements during 2000, except for one late Form 3 filing relating to DSC Corporation.

Securities Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding beneficial ownership of Common Stock as of the Record Date by:

  •
  each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding Shares;

  •
  each director of the Company;

  •
  the Company's Chief Executive Officer and the other four (4) most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during 2000 (collectively, the "Named Executive Officers"); and

  •
  all directors and executive officers of the Company as a group.

    Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their Shares, except to the extent authority is shared by spouses under applicable community property laws, and their address is c/o Qualton, Inc., Dante 17, Colonia Anzures, México D.F., 11590.

Title of Class	Name and Address of Beneficial Owner	Amount and nature of beneficial owner	Percent of Class (1)
Common Stock	DSC Corporation (2)	201,458,657	69.52%
Common Stock	Qualton Group Corporation	163,540,000	56.43%
Common Stock	Hemisphere Developments, Ltd. (3)	53,277,320	18.38%
Common Stock	Pablo Macedo	—	*
Common Stock	Jaime Serra	386,438	*
Common Stock	Jorge López Núñez	—	*
Common Stock	Bernardo Domínguez Cereceres	—	*
Common Stock	All officers and directors as a group (4 persons)	386,438	*

*
Represents less than one percent of the class of securities.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage of the person or entity holding these options but are not deemed outstanding for computing the percentage of any other person. As of the Record Date, the Company had 289,800,704 shares of Common Stock outstanding.

(2)
Includes 163,540,000 shares of Common Stock owned by Qualton Group Corporation because DSC Corporation is the controlling stockholder of Qualton Group Corporation.

(3)
The relevant address is c/o Hemisphere, Atlantic House, 4-8 Circular Road, Douglas, Isle of Man.

EXECUTIVE COMPENSATION

Director Compensation

    Members of the Board are entitled to receive 500 shares of Common Stock for each meeting attended. During 2000, no shares of Common Stock were issued for this service.

Executive Compensation and Stock Options

    In 1999 and 2000, the Company did not award compensation to, grant stock options to, or receive a notice of exercise of outstanding stock options from the Company's Chief Executive Officer or the other executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

    No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 2000.

Certain Relationships and Related Transactions

    Richard Bradbury.  Effective as of December 31, 1999, the Company sold all of the outstanding shares of capital stock of Appraisal Group International, Inc., a former subsidiary of the Company ("AGII"), to Mr. Bradbury, the Company's former President and a director, in exchange for certain shares of the Company's Common Stock owned by Mr. Bradbury. The purchase price for AGII's outstanding capital stock was agreed upon by the parties after arms-length negotiations and consisted of: (i) 800,000 shares of the Company's Common Stock that Mr. Bradbury transferred to the Company on the closing date of the transaction; and (ii) up to 400,000 shares of the Company's Common Stock that Mr. Bradbury will transfer to the Company pursuant to the terms and conditions of a related escrow agreement. Under the escrow arrangement, Mr. Bradbury, from time to time between March 1, 2000 and March 1, 2003, has the option to reduce the number of the additional 400,000 escrow shares that he will transfer to the Company if, among other things, the then fair market value of the Company's Common Stock exceeds $0.50 per share. These shares will be released from escrow on March 1, 2003.

    DSC Corporation.  Effective August 29, 2000, the Company issued 11,275,973 shares of the Company's Common Stock to DSC Corporation in exchange for the remaining 25% interest in Cluster Inmobiliaria de Ixtapa, S.A. de C.V. and the cancellation of $1,166,604 of outstanding debt owed to the Company by ITD, S.A. de C.V. DSC Corporation is the beneficial owner of more than 10% of the Company's capital stock, and Mr. Domínguez, the Company's Chairman of the Board and Chief Executive Officer, also serves as Chairman of the Board of DSC Corporation.

    Hotelera Qualton, S.A. de C.V.  From June 2000 until the Company's acquisition of Qualton Hotels & Resorts Corporation in October 2000, Hotelera Qualton, S.A. de C.V. provided working capital of $61,627 for its operating expenses. Hotelera Qualton, S.A. de C.V. is a subsidiary of Qualton Hotels & Resorts Corporation.

    Qualton Group Corporation.  On October 17, 2000, the Company acquired from Qualton Group Corporation all of the issued and outstanding capital stock of Qualton Hotels & Resorts Corporation. The following officers, directors and stockholders of the Company are affiliated with Qualton Hotels & Resorts Corporation and/or Qualton Group Corporation:

  •
  Mr. Domínguez currently serves as Chairman of the Board of both Qualton Hotels & Resorts Corporation and Qualton Group Corporation, and Messrs. Macedo and López Núñez are directors of both Qualton Hotels & Resorts Corporation and Qualton Group Corporation; and

  •
  DSC Corporation, of which Mr. Domínguez is Chairman of the Board, is the controlling stockholder of Qualton Group Corporation.

    Urbaterra, S.C.  Urbaterra, S.C., a civil entity formed under the laws of Mexico, provided during year 2000, management support and administrative services to the Company, including the preparation of financial statements, office space and support and other administrative services, in exchange for the payment of an aggregate services fee of approximately $22,500 per quarter by Cluster Inmobiliaria de Ixtapa, S.A. de C.V., Hacienda de Franco, S.A. de C.V. and Bahia de Cortes, S.A. de C.V. Mr. Serra, the Company's Chief Financial Officer and a director, is an equity owner and has served as Administrative Associate of Urbaterra, S.C. since January 9, 1999.

    Impulsora Turística de Occidente, S.A. de C.V.  On September 18, 1992, Hotelera Qualton, S.A. de C.V., as lessee, entered into a lease agreement with Impulsora Turística de Occidente, S.A. de C.V., as lessor. Mr. Domínguez is President and Chairman of the Board, Mr. Macedo is a director and Mr. López Núñez is Vice President and a director of Impulsora Turística de Occidente, S.A. de C.V. In addition, Mr. Domínguez is a controlling stockholder of Impulsora Turística de Occidente, S.A. de C.V. because he is the controlling stockholder of ITD, S.A. de C.V., a variable capital corporation formed under the laws of Mexico and controlling stockholder of Impulsora Turística de Occidente, S.A. de C.V. The amount of rental fees that Hotelera Qualton, S.A. de C.V. will pay to Impulsora Turística de Occidente, S.A. de C.V. exceeds $60,000.

    Tropical Club de Ixtapa, S.A. de C.V.  On January 11, 1993, Hotelera Qualton, S.A. de C.V., as lessee, entered into a lease agreement with Tropical Club de Ixtapa, S.A. de C.V., as lessor. Mr. López Núñez, a member of the Board, is Chairman of the Board and Mr. Macedo is Vice President and a director of Tropical Club de Ixtapa, S.A. de C.V. In addition, Mr. Domínguez is a controlling stockholder of Tropical Club de Ixtapa, S.A. de C.V. because he is the controlling stockholder of ITD, S.A. de C.V., a variable capital corporation formed under the laws of Mexico and controlling stockholder of Tropical Club de Ixtapa, S.A. de C.V. The amount of rental fees that Hotelera Qualton, S.A. de C.V. will pay to Tropical Club de Ixtapa, S.A. de C.V. exceeds $60,000.

    Fincen, S.A. de C.V.  During 2000, the Company transferred certain property and equipment with a carrying value of $785,148 to Fincen, S.A. de C.V., a variable capital corporation formed under the laws of Mexico, in exchange for the reduction of the Company's outstanding debt to Fincen, S.A. de C.V. in the aggregate amount of $785,148. Fincen, S.A. de C.V. currently permits the Company to use this equipment without charge for the Company's hotel and resort facility operations. The company has charged the fair market value of $100,000 for the use of this equipment in 2000 to operations with a corresponding contribution to capital. Mr. Domínguez is a controlling stockholder of Fincen, S.A. de C.V. because he is a controlling stockholder of ITD, S.A. de C.V., which, through its affiliates, controls Fincen, S.A. de C.V.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT AUDITORS
(Item 2 on the Proxy Card)

    The Board has selected Stark Tinter & Associates, LLC as the Company's independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. Stark Tinter & Associates, LLC has audited the Company's financial statements since February 28, 2000. Its representatives are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Stark Tinter & Associates, LLC as the Company's independent auditors is not required by the Company's By-Laws or otherwise. The Board is submitting the selection of Stark Tinter & Associates, LLC to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its stockholders.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES.

    The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Form 10-QSB's for 2000 were $35,924. The Company did not incur any financial information systems design and implementation fees or other fees.

CHANGE IN INDEPENDENT ACCOUNTANTS

    On February 28, 2000, the Company changed its independent accountants from Tubbs & Bartnick, P.A. to Stark Tinter & Associates, LLC.

    Tubbs & Bartnick, P.A. declined to stand for re-election, as a result of one of its stockholders becoming a member of Stark Tinter & Associates, LLC. The financial statements reported on by Tubbs & Bartnick, P.A. were not subject to an adverse or qualified opinion, or a disclaimer of opinion during 1999 and the interim period ended February 28, 2000.

    The decision to change independent accountants was approved by the Board, and there were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during 1999 and the interim period ended February 28, 2000. The Company did not consult with Stark Tinter & Associates, LLC regarding any matter prior to its engagement.

Vote Required

    The affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for approval of ratification of the independent auditors.

    THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF STARK TINTER & ASSOCIATES, LLC TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

OTHER BUSINESS

    The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

Stockholder Proposals to be Presented at Next Annual Meeting

    Proposals that stockholders desire to have included in the Company's proxy materials for next year's Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at Dante 17, Colonia Anzures, México, D.F., 11590, no later than May 14, 2002, and must satisfy the conditions established by the SEC for stockholder proposals to be included in such proxy materials.

    A stockholder who intends to present for next year's Annual Meeting of Stockholders a proposal that is not discussed in the related proxy materials should notify the Company of such proposal on or before July 26, 2002. Otherwise, the individuals designated as proxies by the Company in connection with next year's Annual Meeting of Stockholders will have discretionary authority to vote for or against such proposal at this meeting.

Form 10 KSB

    A copy of the Company's Annual Report for fiscal year 2000 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of the Annual Report for fiscal year 2000 which incorporates the Form 10 KSB as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $0.20 per page will be made. Requests should be sent to the Secretary of the Company at the Company's offices at Dante 17, Colonia Anzures, México, D.F., 11590. Stockholders also can review the Company's SEC filings by accessing the following web internet address: www.sec.gov (search string: 0000887310).

                      By Order of the Board of Directors

                      Pablo Macedo
                       Secretary

QUALTON, INC.
Dante 17
Colonia Anzures
Mexico, D.F. 11590

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Bernardo Domínguez Cereceres, Pablo Macedo and Jaime Serra, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Qualton, Inc. to be held at the offices of Qualton, Inc. located at Dante 17, Colonia Anzures, México, D.F., 11590, on October 11, 2001, at 12:00 p.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

  •
  "FOR" ALL DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS;

  •
  "FOR" THE RATIFICATION OF INDEPENDENT AUDITORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT! PLEASE VOTE.

    (Continued on reverse side)

BACK OF CARD

1.	ELECTION OF DIRECTOR NOMINEES
/ / FOR all nominees listed below.
/ / FOR all nominees listed below except as marked to the contrary.
/ / WITHHOLD AUTHORITY to vote for all nominees listed below.
Withhold Authority For Specific Nominee
Nominees:	1. Bernardo Domínguez Cereceres	/ /
	2. Pablo Macedo	/ /
	3. Jaime Serra	/ /
	4. Jorge López Núñez	/ /
/ /
2.	RATIFICATION OF THE SELECTION OF STARK TINTER & ASSOCIATES, LLC, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001
Vote For / / Vote Against / / Abstain / /

and to vote on such other business as may properly come before the meeting

Dated:	, 2001.

Signature of Stockholder(s)

Signature of Stockholder(s)

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

      THANK YOU FOR VOTING

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Table of Contents
General Information
SHARES OUTSTANDING AND VOTING RIGHTS
PROPOSAL ONE ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL TWO RATIFICATION OF INDEPENDENT AUDITORS